EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Iowa Telecommunications Services, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2009 (the “Report”), I, Craig A. Knock, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, created by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 29, 2009	/s/ Craig A. Knock
Craig A. Knock
Vice President, Chief Financial Officer and Treasurer Principal Accounting Officer Iowa Telecommunications Services, Inc.

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